Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED APRIL 7, 2009

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2008

The following information is being added to the “Sub-Adviser” and “Investment Team” sections of the Prospectus, page 17:

Orion Capital Management, Inc.

Effective April 7, 2009, Orion Capital Management, Inc., an Illinois corporation (“Orion”), located at 750 Green Bay Road, Winnetka, Illinois, became the subadviser to the Monetta Intermediate Bond Fund, and is providing the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement entered into as of the same date between the Adviser and Orion.  The terms and conditions of the Interim Sub-Advisory Agreement with Orion are the same in all respects, other than subadvisory fees, as the terms and conditions of the previous Sub-Advisory Agreement between the Adviser and Belle Haven Investments, L.P.  Under the Interim Sub-Advisory Agreement, Orion will not receive compensation for the services rendered.  Orion has provided professional investment portfolio management services, in equities and fixed income securities to individuals and institutional clients since 1991.  The Fund expects to seek shareholder approval of a new investment subadvisory agreement between the Adviser and Orion, which, when approved, will supercede the Interim Sub-Advisory Agreement and provide that the Adviser (and not the Fund) will pay Orion compensation for its services to the Fund.  The Fund’s Semi-Annual Report for the period ended June 30, 2009, will contain more detailed information regarding the basis for the Board’s approval of the Orion Sub-Advisory Agreements.

Investment Team

George M. Palmer, Jr., through Orion began serving as the Portfolio Manager of the Intermediate Bond Fund on April 7, 2009.  Mr. Palmer’s background includes over 33 years of experience in advising and managing investments for individuals and institutions.  He began his career in 1976 as an institutional bond salesman with Kidder Peabody & Co. He joined Orion in 2008 and currently serves as its Executive Vice-President.  From 2007 through June 2008, he was employed by Fifth Third Bank of Chicago as an Investment Executive.  From 2005 through 2007 he was V.P. Regional Wholesaler with AIM Systems, Inc. and from 2003 through 2004 he was employed by Compass Bank as National Sales Manager, Advanced Planning Group.  He is a graduate of Parsons College with a degree in Economics.  He received a JD from Atlanta Law School and a MABS from Dallas Theological Seminary.

Stephen D. Cummings, Jr., through Orion, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since April 7, 2009.  Mr. Cummings, began his investment career in 1991 on the Continental-American Trading Company’s trading desk at the International Petroleum Exchange in London.  From 1992 until 2007, he was member and market maker on the floor of The Chicago Board of Trade specializing in bond trading.  He maintains his exchange membership as a member of the CME Group.  He joined Orion in 2007 as a Personal Investment Advisor.  He attended the University of Arizona.

Continued…..

The following information is being added to “Sub-Adviser” section of the Statement of Additional Information, page 25:

Orion Capital Management, Inc.

Effective April 7, 2009, Orion Capital Management, Inc., an Illinois corporation (“Orion”) became the investment subadviser to the Monetta Intermediate Bond Fund, and is providing the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement entered into as of the same date between the Adviser and Orion.  Orion is a corporation, and its sole shareholder and Director is Mr. James W. Kyle.

Under the Interim Sub-Advisory Agreement, Orion will not be paid a subadvisory fee.

The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of March 31, 2009:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accts	Assets Managed (-000s)	Total Assets Managed (-000s)
George M. Palmer, Jr.	--	--	--	$ --	602	$89,899	$89,899
Stephen D. Cummings, Jr.	--	--	--	$ --	602	$89,899	$89,899

Messrs. Palmer and Cummings allocate investment decisions across all the accounts in a particular strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment strategies and restrictions or the timing of additions and withdrawals of amounts subject to account management.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
George M. Palmer, Jr.	Salary/Bonus	Orion	George M. Palmer, Jr. receives compensation that is a combination of salary and a bonus based on the profitability of Orion, the Sub-Adviser.
Stephen D. Cummings, Jr.	Salary/Bonus	Orion	Stephen D. Cummings, Jr. receives compensation that is a combination of salary and a bonus based on the profitability of Orion, the Sub-Adviser.

The dollar range of shares beneficially owned, for the year ended December 31, 2008, are as follows:

George M. Palmer, Jr.

Intermediate Bond Fund

None

Stephen D. Cummings, Jr.

Intermediate Bond Fund

None

Please keep this supplement for future reference